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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Current Report on Form 8-K, into Premiere Technologies, Inc.'s previously filed Registration Statements (File Nos. 333-17593 and 333-11281).


/s/Arthur Andersen LLP

Atlanta, Georgia
May 9, 1997